UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2019

INTEGRATED VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55681	82-1725385
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA	19006
(Address of principal executive offices)	(Zip Code)

 215-613-1111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INTV	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Exchange Agreement with DigiMine LLC

On May 21, 2019, the Company and DigiMine LLC (“DigiMine” or the “Holder”) entered into an Exchange Agreement (the “Exchange Agreement”) pursuant to which DigiMine agreed to surrender the remaining 20,000 shares of the Company’s Series B Preferred Stock held by it and terminate its rights under the Security and Pledge Agreement, dated April 30, 2018, in exchange for 10,000,000 shares (“Exchange Shares”) of the Company’s common stock, which is to be issued in ten tranches of 1,000,000 shares each.

Ten trading days after the Initial Closing date and each ten trading days thereafter, the Company has agreed to deliver a tranche of 1,000,000 shares of common stock to the Holder at a Subsequent Closing (the “Subsequent Closings” and each a “Subsequent Closing”). The Holder may by notice request a delay in any Subsequent Closing based upon its ownership of the common stock of the Company exceeding 4.99% of the outstanding shares. Subsequent Closings shall be held until all of the Exchange Shares shall have been issued, subject only to interruptions for additional notices from the Holder regarding its aggregate stock ownership in the Company.

With the sale of the 16,666 shares (1,666,600 common shares) of Series B preferred stock by DigiMine in April and May of 2019 and with the completion of the Exchange Agreement, the Put-Back Rights in connection with the April 16 and April 30, 2018 Asset Purchase Agreements along with the combined Put-Back Price of $2,440,000 have been eliminated.

DEFINED TERMS USED IN THE DESCRIPTIONS IN THIS CURRENT REPORT SHALL HAVE THE MEANINGS PROVIDED IN THE EXCHANGE AGREEMENT, AS APPLICABLE, UNLESS SPECIFICALLY DEFINED ABOVE IN THIS REPORT.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.32	Exchange Agreement, dated as of May 21, 2019, between DigiMine LLC and the Company.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Ventures, Inc.

Dated: May 24, 2019	By:	/s/ Steve Rubakh
	Name:	Steve Rubakh
	Title:	Chief Executive Officer

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